COCRYSTAL PHARMA, INC.

Potent antivirals to combat some of the most serious diseases facing humanity

January 2023



Nasdaq: COCP
www.cocrystalpharma.com

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the market opportunities for the treatment of acute and chronic viral diseases which are the focus of our programs; the development pipeline; our technology platform's ability to produce viable drug candidates at reduced development timelines and costs; the potential future payments and royalties in connection with the collaboration with Merck Sharp & Dohme Corp. ("Merck"); the expected future characteristics and progress in our clinical programs, including anticipated initiation of a Phase 1 study for oral influenza PB2 inhibitor, CC-42344, in H2 2023, a Phase 1 study for the COVID-19 CDI-988 oral protease inhibitor in H1 2023, and a Phase 1 study for Oral influenza PB2 inhibitor, CC-42344 in H1 2024; our exploration of other collaboration opportunities, and our expectations regarding future liquidity.

Forward-looking statements are prefaced by words such as "anticipate," "expect," "plan," "could," "may," "will," "should," "would," "intend," "seem," "potential," "appear," "continue," "future," believe," "estimate," "forecast," "project," and similar words. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you, therefore, against relying on any of these forward-looking statements. Our actual results may differ materially from those contemplated by the forward-looking statements for a variety of reasons, including, without limitation, the risks arising from the impact of COVID-19 and its current spread in China and the potential spreading to the United States and other places where clinical trial for our studies are conducted, the Ukraine war, inflation and interest rate increases on the national and global economy, on our collaboration partners, clinical research organizations ("CROs"), Contract Manufacturing Organizations, and on our Company, including raw material and test animal shortages and other supply chain disruptions or labor shortages, the ability of our CROs to recruit volunteers for, and to proceed with, clinical trials, our and our collaboration partners' technology and software performing as expected, the results of future preclinical and clinical trials, general risks arising from clinical trials, receipt of regulatory approvals, regulatory changes, development of effective treatments and/or vaccines by competitors, including as part of the programs financed by the U.S. government, potential mutations in the virus which may result in variants that are resistant to a product candidate we develop, and our reliance on Merck for further development in the influenza A/B program under the license and collaboration agreement. Further information on the risk factors that could cause actual results to differ materially from those expressed or implied by forward-looking statements, is contained in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the year ended December 31, 2021. Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

About Cocrystal Pharma

Applying powerful, proprietary drug discovery platform technology to develop first- and best-in-class broad-spectrum antiviral drugs

Advancing programs in high-value antiviral drug targets

- Pandemic and seasonal influenza A
- Pandemic SARS-CoV-2, SARS-CoV-2 variants, and coronaviruses
- Norovirus gastroenteritis

Drug candidates with clinically validated mechanisms of action

- Effectively cure viral diseases
- Broad-spectrum and potent antiviral activity
- Designed to be effective for emerging variants and existing drug resistant viruses

Proprietary drug discovery platform technology

- Unique drug discovery platform technology developed with Nobel Prize-winning technology

Focused on advancing a robust product pipeline toward commercialization

COCRYSTAL PHARMA, INC.

Investment Highlights

- Targeting multibillion-dollar, global markets for the treatment of acute and pandemic viral diseases
- Proprietary drug discovery platform technology
- Advancing multiple clinical programs
  - Oral influenza PB2 inhibitor, CC-42344 – Phase 1 completed and Phase 2a to begin H2 2023
  - Oral coronavirus protease inhibitor, CDI-988 – Phase 1 to begin H1 2023
  - Inhaled influenza PB2 inhibitor, CC-42344 – Phase 1 to begin H1 2024
  - Oral norovirus protease inhibitor – Preclinical lead development ongoing
- Ongoing Merck collaboration for influenza A/B therapeutic – Potential milestones and royalties for up to $156 million and validation of Cocrystal's drug discovery platform technology
- Additional pandemic preparedness collaboration opportunities are being explored
- Seasoned leadership includes experienced management, senior scientists and two Nobel laureates
- Cost-efficient operations and clean capital structure; cash sufficient to fund planned operations

Robust Therapeutic Pipeline Addressing Unmet Medical Needs

Program		Discovery / Preclinical / Phase 1 / Phase 2 / Phase 3
Influenza A	CC-42344 oral PB2 Inhibitor	Planned Phase 2a trial initiation in H2 2023
Influenza A/B	Influenza A/B Inhibitor	In collaboration with MERCK — Collaboration update expected in H1 2023
Influenza A	CC-42344 Inhaled PB2 inhibitor	Planned Phase 1 trial initiation in H1 2024
COVID-19	CDI-988 Oral Protease Inhibitor	Planned Phase 1 trial initiation in H1 2023
COVID-19 (Licensed)	CDI-45205 Protease Inhibitor	IND-enabling study ongoing
COVID-19	Replication Inhibitors	Discovery ongoing
Norovirus Gastroenteritis	Oral Protease Inhibitors	Planned preclinical lead selection in H1 2023

COCRYSTAL PHARMA, INC.

Cocrystal's technology platform provides potential for novel drug candidates at reduced development timelines and costs


Grow drug target x-ray crystals
Select Drug binding pocket
Hit-to-lead process
Lead optimization
Direct-Acting Antiviral
Drug Candidate

Provide high-resolution 3D structures of drug target complexed with inhibitor at atomic level

Pandemic and Seasonal Influenza A Program



Pandemic and Seasonal Influenza: A Major Global Health Concern

- 1 billion cases[1], 3-5 million severe illnesses[2] and up to 650,000 deaths[1] worldwide annually
- Global influenza therapeutics market size is projected to reach $9.5 billion by 2027, from $6.6 billion in 2020, growing at a 4.8% CAGR between 2021 and 2027[3]
- Not well managed with currently approved vaccines having only 40-60% effectiveness[1]
- Potential emerging pandemic influenza and drug resistance treats against approved influenza antivirals, Tamiflu® and Xofluza ®
  - Tamiflu® has long history of drug resistance[4]
  - Xofluza® has shown emergence of drug resistant mutations[5]

[1]CDC Vaccine effectiveness: *https://www.cdc.gov/flu/vaccines-work/vaccineeffect.htm*

[2]World Health Organization (WHO): *https://www.medscape.com/answers/219557-3459/what-is-the-global-incidence-of-influenza*

[3]Precision Reports, *Global Influenza Therapeutics Market Size 2022 to 2027, Share, Trend, Business Growth,* June 2022 https://www.marketwatch.com/press-release/global-influenza-therapeutics-market-size-2022-to-2027-share-trend-business-growth-top-key-players-update-and-research-methodology-with-top-countries-data-spread-across-116-pages-2022-06-24

[4]ScienceDaily (March 2014) Tamiflu-resistant influenza related to mutations in genome

[5]NEJM Journal Watch (September 2018) A Promising Drug for Influenza?

COCRYSTAL PHARMA, INC.

PB2 Inhibitor CC-42344 Blocks Influenza Viral Replication

Cap Binding (PB2), Endonuclease (PA), and Polymerase (PB1) are Essential for Influenza Viral Replication


Trimeric RNA Polymerase Complex
Nucleus
Cytoplasm
PB1
Viral RNA
Host pre-mRNA
Chimeric RNA
eIF4E
Translation
AAA
"Cap snatching"
AAA
Ribosome complex
PB2
PA
Endonucleolytic Cleavage
PB2 inhibitor CC-42344

Boivin S et al. J. Biol. Chem. 2010;285:28411-28417

CC-42344: Pandemic and Seasonal Influenza A Therapeutic and Prophylactic



Pandemic and seasonal influenza A PB2 crystals (H1N1, H2N2, H3N2, H5N1, and H7N9)


CC-42344
2.9
2.8

Cocrystal structure of CC-42344 (1.47 Å)

- Potent anti-influenza structure-based inhibitor
- Binds a highly conserved region of influenza A PB2 of polymerase complex (PA:PB1:PB2)
- Broad-spectrum activity against pandemic and seasonal influenza strains (EC50, 0.12 – 5 nM)
- Active against oseltamivir and baloxavir resistant strains (EC50, 0.5 – 9 nM)
- Exhibits high barrier to drug resistance
- Shows strong in vitro synergistic effects with oseltamivir, baloxavir, and favipiravir
- Inhaled CC-42344 inhibitor is being developed for household and community prophylaxis of influenza

Oral PB2 Inhibitor CC-42344 Phase 1 Study Completed

Phase 1 trial site: Linear Clinical Research-Harry Perkins Research Institute , Perth, Australia

Participants:

- Single-center, randomized, double-blind, placebo-controlled
- Single dose, multiple dose; 7-day nontreatment follow-up period
- Healthy adult volunteers
- Each cohort comprised of 8 subjects; 6, CC-42344 and 2, placebo
- N = 56; 32, SAD; 24, MAD

Single-ascending dose (SAD) →

100 mg	200 mg	400 mg	800 mg
4 cohorts of 8 participants each (24 active; 8 placebo) 1 cohort (400 mg) assessed food effects			

Multiple-ascending dose (MAD) →

50 mg	100 mg	200 mg
3 cohorts of 8 participants each (18 active; 6 placebo) Once daily x 14 days		

Endpoints

- Safety: adverse events (AEs) and laboratory abnormalities
- Food effect

COCRYSTAL PHARMA, INC.

11

Oral PB2 Inhibitor: Phase 1 Key Entry Criteria

- Healthy males and females ≥ 18 and ≤ 55 years
- Body weight ≥ 50 kg
- Body mass index ≥ 18 and ≤ 32 kg/m2
- Non-pregnant, non-lactating
- Must abstain from alcohol or caffeine from 48 hours before study confinement through study
- Must not have taken prescribed medication in 14 days before dosing, or OTC drugs and herbal remedies within 7 days before dosing (except vitamins, minerals, paracetamol, HRT)
- Other routine screening criteria to include exclusion concurrent illness and clinical laboratory values or history

CC-42344 Oral PB2 Inhibitor: Phase 1 Study Summary and Next Steps

- Phase 1 study healthy volunteer study completed: Database lock pending
  - **No serious AEs reported**
- Phase 2a human challenge study planned in H2 2023
  - CRO: hVIVO, Queen Mary's Bioenterprise Centre, London, UK
  - Study design: randomized, double-blind, placebo-controlled in healthy volunteers treated after inoculation with an influenza strain

CC-42344 Shows Potent Antiviral Activity in Influenza-Infected Lung Epithilium

Uninfected human bronchial airway epithelia



Influenza A H1N1 infection



Cells are killed by H1N1 virus, and most cilia are destroyed
No CC-42344



CC-42344 treatment

- Favorable safety profile: No toxicity in CC-42344-treated human lung epithelium
- Showed potent antiviral activity in influenza A (H1N1)-infected human lung epithelium
- Inhalation formulation development is in progress

Influenza A/B
Program with

MERCK



Collaboration Validates Technology with Potential for Lucrative Returns

- Broad-spectrum, potent candidates developed to be active against seasonal, pandemic and existing drug-resistant influenza A and B strains
- Announced exclusive worldwide license and collaboration with Merck in January 2019

Cocrystal eligible to receive up to $156 million in milestone payments
+ royalties on product sales

- Agreement structure for first 2 years:
  - Cocrystal received $4 million upfront and reimbursed R&D expenses
  - Jointly developed potent influenza A/B inhibitors
  - Cocrystal met all research collaboration agreement obligations
- Merck's responsibilities under current phase of agreement:
  - R&D, including clinical development and funding
  - Worldwide commercialization of product(s) derived from collaboration
- Collaboration update expected in H1 2023

MERCK

SARS-CoV-2 and SARS-CoV-2 Variants, and other Coronaviruses



Significant Need for New Antivirals to Combat Coronavirus Infections

- Merck's molnupiravir and Pfizer's paxlovid (nimatrevir plus ritonavir) received FDA emergency use authorization; Shionogi's Ensitrelvir received emergency regulatory approval in Japan
- Coronaviruses constantly change through mutation
- Multiple variants of COVID-19 have emerged[1]
  - Original variant that caused initial COVID-19 cases in January 2020 is no longer circulating as newer variants have increased[2]
  - Newer variants could increase ease of transmission and/or severity of symptoms[3]

[1]https://www.cdc.gov/coronavirus/2019-ncov/variants/variant.html
[2]https://www.cdc.gov/coronavirus/2019-ncov/variants/understanding-variants.html
[3]https://www.fda.gov/medical-devices/coronavirus-covid-19-and-medical-devices/sars-cov-2-viral-mutations-impact-covid-19-tests

Oral Main (3CL) Protease and Replication Inhibitors


SARS -CoV-2
Infected cell
Membrane fusion
Endocytosis
Uncoating
Replication inhibitor
Assembly and Release
RNA
Polyproteins
Non-structural proteins
RNA
Structural proteins
Translation
Proteolysis
Replication
Translation
Main (3CL) protease inhibitor

COCRYSTAL PHARMA, INC.

Cocrystal Protease Inhibitors Target a Highly Conserved Cysteine Residue of Main (3CL) Proteases

Overlay structures of coronavirus proteases



Cys 145

Highly conserved Cys144 residue



β11
TT
TT
T
130
140
150
SARS_CoV-2_COVID19 CAMRPNFTIKGSFLNGSCGSVGFNID
SARS-CoV-1_P0C6U8 CAMRPNHTIKGSFLNGSCGSVGFNID
MERS_K9N638 VVMRPNYTIKGSFLCGSCGSVGYTKE
HKU1-N1_P0C6U3 VTMRSSYTIKGSFLCGSCGSVGYVLT
OC43_P0C6U7 VTMRSSYTIKGSFLCGSCGSVGYVIM
229E_P0C6U2 VNMRTNWTIRGSFINGACGSPGYNLK
NL63_P0C6U6 VNLRTNFTIKGSFINGACGSPGYNVR

SARS-CoV-2 SARS-CoV-1 MERS



HKU1 229E NC63

CDI-988: Pandemic COVID-19 Oral Main (3CL) Protease Inhibitor



SARS-CoV-2 main protease (1.8 Å) | SARS-CoV-1 main protease (1.56 Å) | MERS-CoV main protease (1.9 Å)

CDI-988 oral inhibitor



Cocrystal structure of SARS-CoV-2 Main(3CL) protease

- Binds to a highly conserved, essential residue (Cys145) of SARS-CoV-2 main (3CL) protease and other coronavirus main (3CL) proteases
- Exhibits broad-spectrum activity against SARS-CoV-2 and its variants
- Shows favorable safety profile
- Planned Phase 1 trial in H1 2023

Clinical Trial Design for COVID-19 Protease Inhibitors

- Planned Phase 1 trial with lead candidate orally administered CDI-988
  - Randomized, placebo-controlled, double-blind, single-ascending dose/multiple-ascending dose trial
  - Conducted in healthy volunteers in Australia
  - Evaluate safety, tolerability, PK and effect of food
- Planned Phase 2 trial design for CDI-988
  - Randomized, double-blind, placebo-controlled trial
  - Non-hospitalized patients with mild or moderate COVID-19
  - Change in viral load as primary outcome measure

Norovirus Gastroenteritis Program



Norovirus: Large Market with No Approved Treatments

- Highly contagious virus that causes symptoms of acute gastroenteritis including nausea, vomiting, stomach pain and diarrhea
- Major cause of gastrointestinal illness in closed and crowded environments including hospitals, nursing homes, childcare facilities and cruise ships
- Responsible for approximately 685 million infections annually worldwide and nearly 90% of all epidemic, non-bacterial outbreaks of gastroenteritis[1]
- Estimated annual cost of $60 billion worldwide due to direct healthcare costs and lost productivity[1]
- Between 19 million and 21 million cases and 109,000 hospitalizations annually in the U.S.[1]

[1]CDC, Norovirus Disease in the United States, 2020

Developing Broad-Spectrum Norovirus Protease and Replication Inhibitors

- Broad-spectrum norovirus protease and replication inhibitors are being developed
- Ongoing drug discovery efforts
  - Oral protease inhibitor discovery using its proprietary drug discovery platform technology
  - Preclinical evaluation of KSURF licensed norovirus protease inhibitors
  - Proof-of-concept animal model studies with selected inhibitors
- Preclinical lead selection planned for H1 2023

Seasoned Leadership

Management

Sam Lee, Ph.D.
Interim Co-Chief Executive Officer & President

25+ years of anti-infective drug discovery research experience, including HCV and influenza antivirals; played key role in early development of phosphoinositide 3-kinase (PI3K) delta inhibitor, Zydelig

James J. Martin, MBA, CPA
Interim Co-Chief Executive Officer & Chief Financial Officer

25+ years of finance and management experience including providing financial leadership to commercial-stage, publicly traded health science companies

Scientific Advisory Board

Roger Kornberg, Ph.D.
Chairman of the Board, Chairman of the Scientific Advisory Board
- Professor
  Stanford University School of Medicine
- Nobel Laureate

Michael Levitt, Ph.D.
Member
- Professor
  Stanford University School of Medicine
- Nobel Laureate

Baek Kim, Ph.D.
Member
- Director of Center for Drug Discovery
  Emory University

Bob Lehman, Ph.D.
Member
- Professor (Emeritus)
  Stanford University School of Medicine

Gary Schoolnik, M.D.
Member
- Professor (Emeritus)
  Stanford University School of Medicine

Roland Strong, Ph.D.
Member
- Professor
  Fred Hutchinson Cancer Research Center

Christophe Verlinde, Ph.D.
Member
- Professor (Emeritus)
  University of Washington

Expanding Intellectual Property Portfolio

Coronavirus
- Issued patents in U.S. and major countries
- Pending U.S. provisional applications

Pandemic Influenza A
- PB2 (influenza A inhibitor)
    - Pending applications in PCT and Taiwan
    - Pending U.S. provisional applications

Influenza A/B
- Influenza A/B inhibitor
- Pending applications in U.S. and worldwide

Norovirus
- Issued patents in U.S. and major countries
- Pending U.S. provisional applications

HCV
NS5B (NNI)
- Issued patents in U.S.
- Pending applications in U.S. and worldwide
- Pending U.S. provisional application

Financial Snapshot

~$17 Million
Market cap

44,000
Average 3 month daily share volume[1]

$42.1 Million
Cash/equivalents as of September 30, 2022

8.1 Million
Common shares outstanding

8.2 Million
Fully diluted shares

- Clean balance sheet
  - No preferred shares
  - No debt
- Cash sufficient to fund planned operations

[1] Yahoo Finance (January 3, 2023)

Investment Highlights

- Targeting multibillion-dollar, global markets for the treatment of acute and pandemic viral diseases
- Proprietary drug discovery platform technology
- Advancing multiple clinical programs
  - Oral influenza PB2 inhibitor, CC-42344 – Phase 1 completed and Phase 2a to begin H2 2023
  - Oral coronavirus protease inhibitor, CDI-988 – Phase 1 to begin H1 2023
  - Inhaled influenza PB2 inhibitor, CC-42344 – Phase 1 to begin H1 2024
  - Oral norovirus protease inhibitor – Preclinical lead development ongoing
- Ongoing Merck collaboration for influenza A/B therapeutic – Potential milestones and royalties for up to $156 million and validation of Cocrystal's drug discovery platform technology
- Additional pandemic preparedness collaboration opportunities are being explored
- Seasoned leadership includes experienced management, senior scientists and two Nobel laureates
- Cost-efficient operations and clean capital structure; cash sufficient to fund planned operations